UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Anjaneya Techno Park, No. 147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2026, and September 04, 2026 Zoomcar Holdings Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) in connection with the fifth closing (the “Fifth Closing”) of the previously announced private placement of the Company’s Series A units (the “Units”), each Unit consisting of (i) one share of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share and stated value of $1,000 per share (the “Preferred Shares”), and (ii) one Series A warrant to purchase 20,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Warrants,” and the transaction, the “Offering”). The Units were sold at a purchase price of $1,000 per Unit. The Offering is being conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated thereunder.

At the Fifth Closing, the Company issued and sold an aggregate of 80 Units, consisting of 80 Preferred Shares and 80 Warrants to purchase up to an aggregate of 1,600,000 shares of Common Stock (based on 20,000 shares of Common Stock per Warrant), representing aggregate consideration of approximately $80,000. The Units issued at the Fifth Closing were issued for non-cash consideration for 60 Units and cash consideration for 20 Units, consisting of the satisfaction and discharge of accrued and unpaid obligations of the Company owed to the Purchasers in the aggregate amount of approximately $60,000. The Company received $20,0000 cash proceeds at the Fifth Closing from one of the accredited investors. The Offering provides for the sale of up to an aggregate of $5,000,000 of Units, plus up to an additional $5,000,000 of Units issuable pursuant to an overallotment option exercisable by the placement agent in its sole discretion, in one or more closings, with a minimum subscription threshold of $1,000,000 having been satisfied. The Offering is scheduled to terminate on September 4, 2026, unless extended in the Company’s discretion. The Offering’s scheduled termination date is further discussed in Item 8.01 of this Current Report, and is incorporated herein by reference.

The Preferred Shares are convertible into shares of Common Stock in accordance with the terms of the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”) at the stated value of the Preferred Shares, at an initial conversion price of $0.05 per share of Common Stock, subject to adjustment as provided therein, or pursuant to an alternate conversion right and, in certain circumstances, price-reset provisions based on subsequent sales of Common Stock by the Company set forth in the Certificate of Designation. The Warrants have an exercise price of $0.0625 per share of Common Stock, subject to adjustment as provided therein (including for stock splits and reverse stock splits), are exercisable beginning on the date of issuance, and expire five (5) years from the date of issuance.

The number of shares of Common Stock issuable upon the exercise of Warrants or conversion of the Preferred Shares as described herein does not give effect to the reverse stock split approved by the Company’s stockholders on August 11, 2026.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) registering the resale of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants by no later than the fifteenth (15th) calendar day following the Fifth Closing, and to use its best efforts to cause such registration statement to become effective within the time periods specified therein. The Registration Rights Agreement provides for the payment of partial liquidated damages in certain circumstances if the Company fails to satisfy its registration obligations.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, the Form of Series A Warrant, and do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which (or the forms of which) are filed or incorporated by reference as exhibits hereto, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Units, the Preferred Shares, the Warrants and described in Item 1.01 above, and the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, were offered and sold without registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(c) of Regulation D promulgated thereunder. The Company relied on these exemptions based, in part, on representations made by each Purchaser, including that each Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D, and the Company took reasonable steps to verify each Purchaser’s accredited investor status. The securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events.

The information set forth in Item 1.01 of this Current Report regarding the Offering and the Purchase Agreement is incorporated herein by reference.

On September 04, 2026, the Company, with the agreement of the Placement Agent, extended the scheduled termination date of the Offering (and the corresponding “Termination Date” as defined in the Securities Purchase Agreements entered into with investors in the Offering) from September 04, 2026 to September 20, 2026. The Company may further extend the Offering Termination Date in accordance with the terms of the applicable Securities Purchase Agreements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of Zoomcar Holdings, Inc., filed with the Secretary of State of the State of Delaware on June 2, 2026 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
10.1*	Form of Securities Purchase Agreement (Vendor and Noteholder Settlement Closings), by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto.
10.2*	Form of Registration Rights Agreement (Vendor and Noteholder Settlement Closings), by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto.
10.3	Form of Securities Purchase Agreement, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
10.4	Form of Registration Rights Agreement, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 08, 2026

ZOOMCAR HOLDINGS, INC.

By:	/s/ Deepankar Tiwari
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

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